INCOME TAXES	3 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

7. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands, which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The subsidiaries operate in multiple tax jurisdictions throughout the MENA region where statutory tax rates generally vary from 0% to 43.7%. In the British Virgin Islands, the statutory rate is effectively 0% as tax is not applied on extra territorial activity.

The Company recorded income tax expense of $3.3 million with an effective tax rate of 24.2%, and $4.6 million with an effective tax rate of 31.5%, for the three-month periods ended March 31, 2025, and March 31, 2024, respectively, in the Condensed Consolidated Interim Statements of Operations.

The decrease in effective tax rate period-on-period is primarily attributable to fewer provisions for uncertain tax positions in various jurisdictions.